Exhibit (17)

SUBMIT VOTING INSTRUCTIONS VIA THE INTERNET: www.proxyvote.com

SUBMIT VOTING INSTRUCTIONS VIA THE TELEPHONE: 1-800-690-6903

999 9999 9999 999

AXA EQUITABLE LIFE INSURANCE COMPANY

VOTING INSTRUCTION CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 21, 2014

The undersigned, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in the portfolios being acquired in the proposed Agreements and Plans of Reorganization and Termination (the “Acquired Portfolios”), each a series of AXA Premier VIP Trust (“VIP Trust”), hereby instructs AXA Equitable Life Insurance Company (the “Insurance Company”), the owner of the shares of VIP Trust attributable to the Contracts and, therefore, a shareholder of VIP Trust, (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolios, or any adjournment thereof (the “Meeting”), as described in the Combined Proxy Statement and Prospectus dated                 , 2014 (the “Proxy Statement/Prospectus”), (ii) to vote, in adjournment thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company as a shareholder of VIP Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement/Prospectus accompanying this Voting Instruction Card is acknowledged by the undersigned.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT SUBMITTING VOTING INSTRUCTIONS BY PHONE OR INTERNET
Dated 2014
Signature(s) (if held jointly) (Please sign in box)
NOTE: Please sign your name or names exactly as it appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.     X

PLEASE DO NOT USE FINE POINT PENS.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSAL.

Voting instructions executed by a Contractholder may be revoked at any time prior to the Insurance Company’s voting the shares represented thereby by the Contractholder providing the Insurance Company with a properly executed written revocation of such voting instructions, or by the Contractholder providing the Insurance Company with proper later-dated voting instructions by voting instruction card, telephone or the Internet. In addition, any Contractholder who attends the Meeting in person may provide voting instructions by a voting instruction card at the Meeting, thereby canceling any voting instruction previously given. Proxies executed by the Insurance Company may be revoked at any time before they are exercised by a written revocation duly received, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

This Voting Instruction Card, when properly executed, will be voted in the manner directed herein by the undersigned.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT CONTRACTHOLDERS INSTRUCT THE INSURANCE COMPANY TO VOTE “FOR” THE FOLLOWING PROPOSALS.

PROPOSALS	FOR	AGAINST	ABSTAIN

1.      To approve the Agreement and Plan of Reorganization and Termination adopted by the Board of Trustees of VIP Trust with respect to the reorganization of the Multimanager Aggressive Equity Portfolio, a series of VIP Trust, into the Multimanager Aggressive Equity Portfolio, a newly created series of EQ Advisors Trust.

	☐	☐	☐

2.      To approve the Agreement and Plan of Reorganization and Termination adopted by the Board of Trustees of VIP Trust with respect to the reorganization of the Multimanager Technology Portfolio, a series of VIP Trust, into the Multimanager Technology Portfolio, a newly created series of EQ Advisors Trust.

	☐	☐	☐

3.      To approve the Agreement and Plan of Reorganization and Termination adopted by the Board of Trustees of VIP Trust with respect to the reorganization of the Multimanager Core Bond Portfolio, a series of VIP Trust, into the Multimanager Core Bond Portfolio, a newly created series of EQ Advisors Trust.

	☐	☐	☐

4.      To approve the Agreement and Plan of Reorganization and Termination adopted by the Board of Trustees of VIP Trust with respect to the reorganization of the Multimanager Mid Cap Growth Portfolio, a series of VIP Trust, into the Multimanager Mid Cap Growth Portfolio, a newly created series of EQ Advisors Trust.

	☐	☐	☐

5.      To approve the Agreement and Plan of Reorganization and Termination adopted by the Board of Trustees of VIP Trust with respect to the reorganization of the Multimanager Mid Cap Value Portfolio, a series of VIP Trust, into the Multimanager Mid Cap Value Portfolio, a newly created series of EQ Advisors Trust.

☐	☐	☐

6.      To approve the Agreement and Plan of Reorganization and Termination adopted by the Board of Trustees of VIP Trust with respect to the reorganization of the Multimanager Large Cap Core Equity Portfolio, a series of VIP Trust, into the EQ/Large Cap Core PLUS Portfolio, a series of EQ Advisors Trust.

☐	☐	☐

7.      To approve the Agreement and Plan of Reorganization and Termination adopted by the Board of Trustees of VIP Trust with respect to the reorganization of the Multimanager Large Cap Value Portfolio, a series of VIP Trust, into the EQ/Large Cap Value PLUS Portfolio, a series of EQ Advisors Trust.

☐	☐	☐

8.      To approve the Agreement and Plan of Reorganization and Termination adopted by the Board of Trustees of VIP Trust with respect to the reorganization of the Multimanager International Equity Portfolio, a series of VIP Trust, into the EQ/International Core PLUS Portfolio, a series of EQ Advisors Trust.

☐	☐	☐

VOTE VIA THE INTERNET: www.proxyvote.com

VOTE VIA THE TELEPHONE: 1-800-690-6903

999 9999 9999 999

AXA PREMIER VIP TRUST

PROXY CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 21, 2014

This proxy is being solicited for the Board of Trustees of AXA Premier VIP Trust (“VIP Trust”) on behalf of the portfolios being acquired in the proposed Agreements and Plans of Reorganization and Termination (the “Acquired Portfolios”), each a series of VIP Trust. The undersigned hereby appoints as proxies                  and                 , and each of them (with power of substitution) (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolios, or any adjournment thereof (the “Meeting”), as described in the Combined Proxy Statement and Prospectus dated                 , 2014 (the “Proxy Statement/Prospectus”), (ii) to vote, in adjournment thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposals.

Receipt of the Notice of Meeting and the Proxy Statement/Prospectus accompanying this Proxy Card is acknowledged by the undersigned.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET
Dated 2014
Signature(s) (if held jointly) (Please sign in box)
NOTE: Please sign your name or names exactly as it appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.     X

PLEASE DO NOT USE FINE POINT PENS.

Proxies may be revoked at any time before they are exercised by a written revocation duly received, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

This Proxy Card, when properly executed, will be voted in the matter directed herein by the undersigned.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSALS.

PROPOSALS	FOR	AGAINST	ABSTAIN

1.      To approve the Agreement and Plan of Reorganization and Termination adopted by the Board of Trustees of VIP Trust with respect to the reorganization of the Multimanager Aggressive Equity Portfolio, a series of VIP Trust, into the Multimanager Aggressive Equity Portfolio, a newly created series of EQ Advisors Trust.

	☐	☐	☐

2.      To approve the Agreement and Plan of Reorganization and Termination adopted by the Board of Trustees of VIP Trust with respect to the reorganization of the Multimanager Technology Portfolio, a series of VIP Trust, into the Multimanager Technology Portfolio, a newly created series of EQ Advisors Trust.

	☐	☐	☐

3.      To approve the Agreement and Plan of Reorganization and Termination adopted by the Board of Trustees of VIP Trust with respect to the reorganization of the Multimanager Core Bond Portfolio, a series of VIP Trust, into the Multimanager Core Bond Portfolio, a newly created series of EQ Advisors Trust.

	☐	☐	☐

4.      To approve the Agreement and Plan of Reorganization and Termination adopted by the Board of Trustees of VIP Trust with respect to the reorganization of the Multimanager Mid Cap Growth Portfolio, a series of VIP Trust, into the Multimanager Mid Cap Growth Portfolio, a newly created series of EQ Advisors Trust.

	☐	☐	☐

5.      To approve the Agreement and Plan of Reorganization and Termination adopted by the Board of Trustees of VIP Trust with respect to the reorganization of the Multimanager Mid Cap Value Portfolio, a series of VIP Trust, into the Multimanager Mid Cap Value Portfolio, a newly created series of EQ Advisors Trust.

	☐	☐	☐

6.      To approve the Agreement and Plan of Reorganization and Termination adopted by the Board of Trustees of VIP Trust with respect to the reorganization of the Multimanager Large Cap Core Equity Portfolio, a series of VIP Trust, into the EQ/Large Cap Core PLUS Portfolio, a series of EQ Advisors Trust.

	☐	☐	☐

7.      To approve the Agreement and Plan of Reorganization and Termination adopted by the Board of Trustees of VIP Trust with respect to the reorganization of the Multimanager Large Cap Value Portfolio, a series of VIP Trust, into the EQ/Large Cap Value PLUS Portfolio, a series of EQ Advisors Trust.

☐	☐	☐

8.      To approve the Agreement and Plan of Reorganization and Termination adopted by the Board of Trustees of VIP Trust with respect to the reorganization of the Multimanager International Equity Portfolio, a series of VIP Trust, into the EQ/International Core PLUS Portfolio, a series of EQ Advisors Trust.

☐	☐	☐